UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 10, 2012

HOSPITALITY PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-11527	04-3262075
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-964-8389

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.             Entry into a Material Definitive Agreement.

Business Management Agreement

On December 10, 2012, Hospitality Properties Trust, or the Company, entered into an amended and restated business management agreement, or the business management agreement, with Reit Management & Research LLC, or Reit Management.  The business management agreement amended and restated the preexisting amended and restated business management agreement, or the prior business management agreement, between the Company and Reit Management.  The business management agreement continues until December 31, 2013 and automatically renews for successive one year terms annually thereafter unless notice of non-renewal is given by the Company or Reit Management before the end of an applicable term.  The business management agreement is substantially similar to the prior business management agreement, except that it clarifies certain currently existing policies, including providing that investments made by the Company from furniture, fixtures and equipment escrows or reserves (or implied reserves) that do not result in increases in the minimum returns or minimum rents for the Company would not be included in the determination of fees payable by the Company to Reit Management under the business management agreement, and changes certain procedures for the arbitration of disputes pursuant to the business management agreement. The terms of the business management agreement described above were reviewed, approved and adopted by the Compensation Committee of the Board of Trustees of the Company, or the Compensation Committee, which is comprised solely of Independent Trustees.

The foregoing description of the business management agreement is not complete and is subject to and qualified in its entirety by reference to the amended and restated business management agreement, a copy of which is attached as Exhibit 10.1 hereto and is incorporated herein by reference.

Information Regarding Certain Relationships and Related Transactions

One of the Company’s Managing Trustees, Mr. Barry Portnoy, is Chairman, majority owner and an employee of Reit Management. The Company’s other Managing Trustee, Mr. Adam Portnoy, is the son of Mr. Barry Portnoy, and an owner, President, Chief Executive Officer and a director of Reit Management.  Each of the Company’s executive officers is also an officer of Reit Management.  The Company’s Independent Trustees also serve as independent directors or independent trustees of other public companies to which Reit Management provides management services.  Mr. Barry Portnoy serves as a managing director or managing trustee of those companies and Mr. Adam Portnoy serves as a managing trustee of a majority of those companies.

Reit Management also provides services to TravelCenters of America LLC, or TA, and Sonesta International Hotels Corporation, or Sonesta.  TA is the Company’s former 100% owned subsidiary.  TA became a public company in a spin off transaction in 2007.  The Company is TA’s largest shareholder and, as of the date of this report, the Company owned 2,540,000 common shares of TA, or approximately 8.6% of TA’s outstanding common shares.  TA is also the Company’s largest tenant.  One of the Company’s Managing Trustees, Mr. Barry Portnoy, is also a managing director of TA, and certain of TA’s executive officers are officers of Reit

Management. The Company has hotel management agreements with Sonesta which provide for Sonesta to manage those hotels owned by the Company subject to such agreements.  The stockholders of Sonesta are Mr. Barry Portnoy and Mr. Adam Portnoy, who are the Company’s Managing Trustees, and they also serve as directors of Sonesta, and certain of Sonesta’s executive officers are officers of Reit Management.

The Company, Reit Management, TA and five other companies to which Reit Management provides management services each currently own 12.5% of Affiliates Insurance Company, or Affiliates Insurance, an Indiana insurance company. All of the Company’s Trustees, all of the trustees and directors of the other publicly held Affiliates Insurance shareholders and nearly all of the directors of Reit Management currently serve on the board of directors of Affiliates Insurance. Reit Management provides management and administrative services to Affiliates Insurance pursuant to a management and administrative services agreement with Affiliates Insurance. The Company and the other shareholders of Affiliates Insurance participate in a property insurance program designed and reinsured in part by Affiliates Insurance.

For further information about these and other such relationships and related person transactions, including the business management agreement and the property management agreement, please see the Company’s Annual Report on Form 10-K for the year ended December 31, 2011, or the Annual Report, the Company’s Proxy Statement for its 2012 Annual Meeting of Shareholders dated February 29, 2012, or the Proxy Statement, the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2012, or the Quarterly Report, and the Company’s other filings with the Securities and Exchange Commission, or the SEC, including Note 8 to the Consolidated Financial Statements included in the Annual Report, the sections captioned “Business”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of the Annual Report, the section captioned “Related Person Transactions and Company Review of Such Transactions” and the information regarding the Company’s Trustees and executive officers in the Proxy Statement, Note 11 to the Condensed Consolidated Financial Statements included in the Quarterly Report and the sections captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of the Quarterly Report. In addition, please see the section captioned “Risk Factors” of the Annual Report for a description of risks that may arise from these transactions and relationships. The Company’s filings with the SEC, including the Annual Report, the Proxy Statement and the Quarterly Report, are available at the SEC’s website at www.sec.gov. Copies of certain of the Company’s agreements with its related parties are also publicly available as exhibits to the Company’s public filings with the SEC and accessible at the SEC’s website.

Item 8.01.             Other Events.

On December 10, 2012, the Company entered into a second amendment, or the amendment, to the Company’s amended and restated property management agreement, as amended, or the property management agreement, with Reit Management.  The amendment amended certain procedures for the arbitration of disputes pursuant to the property management agreement. The terms of the amendment described above were reviewed, approved and adopted by the Compensation Committee.  The foregoing description of the amendment is not complete and is subject to and qualified in its entirety by reference to the second amendment to amended and restated property management agreement, a copy of which is attached as Exhibit 10.2 hereto and is incorporated herein by reference.

Item 9.01.             Financial Statements and Exhibits.

(d)	Exhibits.

10.1

Amended and Restated Business Management Agreement, dated as of December 10, 2012, by and between Hospitality Properties Trust, Reit Management & Research LLC and, solely with respect to Section 16 thereof, Barry M. Portnoy, Gerard M. Martin and Adam D. Portnoy.

10.2

Second Amendment to Amended and Restated Property Management Agreement, dated as of December 10, 2012, by and among Reit Management & Research LLC and Hospitality Properties Trust, on behalf of itself and certain of its subsidiaries.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSPITALITY PROPERTIES TRUST

	By:	/s/ Mark L. Kleifges
	Name:	Mark L. Kleifges
	Title:	Treasurer and Chief Financial Officer

Dated: December 12, 2012

EXHIBIT INDEX

Exhibit	Description
10.1

Amended and Restated Business Management Agreement, dated as of December 10, 2012, by and between Hospitality Properties Trust, Reit Management & Research LLC and, solely with respect to Section 16 thereof, Barry M. Portnoy, Gerard M. Martin and Adam D. Portnoy.

10.2

Second Amendment to Amended and Restated Property Management Agreement, dated as of December 10, 2012, by and among Reit Management & Research LLC and Hospitality Properties Trust, on behalf of itself and certain of its subsidiaries.